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                                  Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-Q of Copley Pension Properties VII; A Real Estate Limited Partnership (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Alison L. Husid, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002
                               /s/ Alison L. Husid
                               -------------------------------
                                 Alison L. Husid
                                 President and Chief Executive Officer
                                 of the Managing General Partner, Seventh
                                 Copley Corp.

                                       17

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                              Exhibit 99.1 (con't)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-Q of Copley Pension Properties VII; A Real Estate Limited Partnership (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jonathan Martin, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002
                                      /s/ Jonathan Martin
                                      -------------------------------
                                        Jonathan Martin
                                        Treasurer and Chief Financial Officer
                                        of the Managing General Partner, Seventh
                                        Copley Corp.

                                       18